UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No.   )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Under Rule 14a-12

Arcadium Lithium plc
(Name of Registrant as Specified in Its Charter)

(Name of Persons(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Arcadium Lithium plc (“Arcadium”) expects to file a preliminary proxy statement with the Securities and Exchange Commission (the “SEC”) to be used to solicit proxies to approve the scheme of arrangement under the Companies (Jersey) Law 1991 contemplated by that certain Transaction Agreement, dated as of October 9, 2024, by and among Arcadium, Rio Tinto Western Holdings Limited, and Rio Tinto BM Subsidiary Limited (“Buyer”), pursuant to which all of the ordinary shares of Arcadium will be transferred to Buyer in exchange for cash (the “Transaction”), at a special meeting of its stockholders.

Item 1: On October 9, 2024, Arcadium sent a communication to its employees, a copy of which is filed herewith as Exhibit 1.

Item 2: On October 9, 2024, Arcadium published a message on LinkedIn, which is filed herewith as Exhibit 2.

Item 3: On October 9, 2024, Arcadium sent letters to local community leaders and representatives, a template of which is filed herewith as Exhibit 3.

Item 4: On October 9, 2024, Arcadium sent letters to customers, partners and suppliers, a template of which is filed herewith as Exhibit 4.

Item 5: On October 9, 2024, Arcadium sent letters to unions, a template of which is filed herewith as Exhibit 5.

Additional Information and Where to Find It

In connection with the Transaction, Arcadium plans to file with the United States Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or any other document that Arcadium may file with the SEC and send to its shareholders in connection with the Transaction. Before making any voting decision, Arcadium’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available, because they will contain important information about Arcadium and the Transaction.

Arcadium’s shareholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about Arcadium, free of charge, at the SEC’s website (www.sec.gov). Copies of the Proxy Statement and other documents filed by Arcadium with the SEC may be obtained, without charge, by contacting Arcadium through its website at https://ir.arcadiumlithium.com/.

Participants in the Solicitation

Arcadium, Rio Tinto, their respective directors, executive officers and other persons related to Arcadium or Rio Tinto may be deemed to be participants in the solicitation of proxies from Arcadium’s shareholders in connection with the Transaction. Information about the directors and executive officers of Arcadium and their ownership of ordinary shares of Arcadium is set forth in the sections entitled “Directors, Executive Officers And Corporate Governance” and “Security Ownership Of Certain Beneficial Owners And Management And Related Stockholder Matters” in Arcadium’s annual report on Form 10-K, as amended, for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 and amended on April 1, 2024 and April 29, 2024, and is set forth in the sections entitled “Board of Directors” and “Security Ownership of Arcadium Lithium plc” in its proxy statement for its 2024 annual meeting of shareholders, which was filed with the SEC on June 7, 2024 and information about the directors and executive officers of Rio Tinto and their ownership of ordinary shares of Rio Tinto is set forth in the sections entitled “Governance” and “Remuneration Report” in Rio Tinto’s Annual Report on Form 20-F,

for the fiscal year ended December 31, 2023, which was filed with the SEC on February 23, 2024. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the Transaction when they become available. Free copies of these documents may be obtained as described in the preceding paragraph.

Forward-Looking Statements

This Schedule 14A, and any related oral statements, may include “forward-looking statements” within the meaning of, and subject to the safe harbor created by, the federal securities laws, including statements related to the proposed Transaction, including financial estimates and statements as to the expected timing, completion and effects of the Transaction. These forward-looking statements are based on Arcadium’s current expectations, estimates and projections regarding, among other things, the expected date of closing of the Transaction and the potential benefits thereof, its business and industry, management’s beliefs and certain assumptions made by Arcadium, all of which are subject to change. Forward-looking statements often contain words such as “expect,” “anticipate,” “intend,” “aims,” “plan,” “believe,” “could,” “seek,” “see,” “will,” “may,” “would,” “might,” “considered,” “potential,” “estimate,” “continue,” “likely,” “expect,” “target,” “project,” or similar expressions or the negatives of these words or other comparable terminology that convey uncertainty of future events or outcomes. By their nature, forward-looking statements address matters that involve risks and uncertainties because they relate to events and depend upon future circumstances that may or may not occur, such as the consummation of the Transaction and the anticipated benefits thereof. These and other forward-looking statements, as well as any related oral statements, are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause actual results to differ materially from those expressed in any forward-looking statements. Important risk factors that may cause such a difference include, but are not limited to: (i) the completion of the Transaction on anticipated terms and timing, including obtaining required shareholder and regulatory approvals, and the satisfaction of other conditions to the completion of the Transaction; (ii) potential litigation relating to the Transaction that could be instituted by or against Arcadium, Parent, Buyer or their respective affiliates, directors or officers, including the effects of any outcomes related thereto; (iii) the risk that disruptions from the Transaction will harm Arcadium’s business, including current plans and operations; (iv) the ability of Arcadium to retain and hire key personnel; (v) potential adverse reactions or changes to business or governmental relationships resulting from the announcement or completion of the Transaction; (vi) continued availability of capital and financing and rating agency actions; (vii) legislative, regulatory and economic developments affecting Arcadium’s business; (viii) general economic and market developments and conditions; (ix) certain restrictions during the pendency of the Transaction that may impact Arcadium’s ability to pursue certain business opportunities or strategic transactions; (x) unpredictability and severity of catastrophic events, including but not limited to acts of terrorism, pandemics, outbreaks of war or hostilities, as well as Arcadium’s response to any of the aforementioned factors; (xi) significant transaction costs associated with the Transaction; (xii) the possibility that the Transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (xiii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Transaction, including in circumstances requiring Arcadium to pay a termination fee or other expenses; (xiv) competitive responses to the Transaction; (xv) Arcadium’s management response to any of the aforementioned factors; (xvi) the risks and uncertainties pertaining to Arcadium’s business, including those set forth in Arcadium’s most recent Annual Report on Form 10-K and its subsequent Quarterly Reports on Form 10-Q, as such risk factors may be amended, supplemented or superseded from time to time by other reports filed or furnished by Arcadium with the SEC; and (xvii) the risks and uncertainties that will be described in the Proxy Statement available from the sources indicated above. These risks, as well as other risks associated with the Transaction, will be more fully discussed in the Proxy Statement. While the list of factors presented here is, and the list of factors to be presented in the Proxy Statement will be, considered representative, no such list should be considered a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results as compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material impact on Arcadium’s financial condition, results of operations, credit rating or liquidity. These forward-looking statements speak only as of the date they are made, and Arcadium does not undertake to and specifically disclaims any obligation to publicly release the results of any updates or revisions to these forward-looking statements that may be made to reflect future event or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.